EXHIBIT 99.2

                               SECURITY AGREEMENT


                               SECURITY AGREEMENT


         SECURITY AGREEMENT ("Security Agreement"), dated as of August 28, 2001, made by eCom Capital, Inc., a Delaware corporation ("Obligor"), Franklin Capital Corporation, a Delaware corporation ("Parent"), solely for purposes of Section 5 hereof, and Change Technology Partners, Inc., a Delaware corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, the Obligor has executed a Promissory Note (the "Note"), dated August 28, 2001, in favor of Lender in the principal amount of $2,250,000;

         WHEREAS, the parties have agreed to enter into this Security Agreement in consideration for and in connection with the Note; and

         WHEREAS, the parties understand and acknowledge that the obligations of Parent pursuant to Section 5 hereof are a material inducement to the execution by Lender of this Agreement.

         NOW, THEREFORE, for value received, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound do hereby agree as follows:


1.       SECURITY INTEREST.

         a. To secure the payment and performance of all of the Obligations (as defined below), Obligor hereby grants to Lender a continuing security interest in, and assigns and pledges to Lender, all of the Collateral (as defined below).

         b.       (i)      "COLLATERAL"   shall  mean  and  include,  except  as
                           and to the extent specifically excluded in Schedule A
                           hereto, all personal property and fixtures of Obligor
                           or  in  which  Obligor  has  an  interest,   wherever
                           located,  of  every  kind,  nature  and  description,
                           tangible or intangible, and whether or not subject to
                           Article 9 of the Uniform Commercial Code,  including,
                           but not  limited  to,  (A) all  accounts  receivable,
                           deposits  and  prepayments,  and general  intangibles
                           (including,   but  not  limited  to,  in  each  case,
                           contract   rights   and,   in  the  case  of  general
                           intangibles,  tax refunds),  instruments,  investment
                           securities,  chattel  paper  and  documents,  (B) all
                           inventory,  (C)  all  equipment  (including,  but not
                           limited to, machinery,  furniture and vehicles),  (D)
                           all consumer goods, (E) all contracts with producers,
                           advertisers,  employees and independent  contractors,
                           (F) program archives,  interviews and related rights,
                           (G)  trademarks  (other than those related to Winstar
                           Radio  Networks,  LLC, a Delaware  limited  liability
                           company,  Winstar  Global  Media,  Inc.,  a  Delaware
                           corporation  and Winstar  Radio  Productions,  LLC, a
                           Delaware  limited  liability   company)  and  license
                           agreements, (H) to the extent not otherwise included,
                           all claims,  demands and rights  (including,  but not
                           limited  to,  claims  to  insurance  proceeds,   tort
                           claims, judgment claims, rights of set-off, rights to
                           payment  under  letters  and  advices  of credit  and
                           rights  to  any  balance  in  any   deposit   account
                           maintained  with  any  bank,   including  Lender,  or
                           similar   organization),   (I)  to  the   extent  not
                           otherwise included, all money, other goods and other rights in personal property and fixtures, and (J) the proceeds, products and accessions of and to any of the foregoing.

                  (ii) "OBLIGATIONS" shall mean and include the indebtedness of Obligor to Lender incurred by Obligor pursuant to the terms of the Note.

                  (iii)    Certain  other  terms  used  herein  are  defined  in
                           Section 13 hereof.

2. COVENANTS RELATING TO RANK AND PERFECTION OF SECURITY INTEREST. As long as any of the Obligations remain outstanding, the Obligor covenants and agrees with the Lender that:

         a. It will not create or permit to exist, nor shall there exist, any security interest in, lien, attachment, levy or encumbrance upon, or assignment and pledge as security of, any of the Collateral, except the security interest of and assignment and pledge to Lender hereunder and Permitted Liens.

         b. It will execute and file, if necessary to perfect the security interest granted to the Lender hereunder, UCC-1 Financing Statements evidencing such security interest and any additional documents necessary to perfect a security interest in the Collateral.

         c. Upon the written request of the Lender, it will take all reasonably necessary action requested by Lender to perfect, continue, evidence, preserve, protect or validate the security interest of and assignment and pledge to Lender hereunder or to enable Lender to exercise and enforce its rights hereunder, including, but not limited to, (i) executing and delivering one or more notices, statements, agreements or other writings, and (ii) delivering to Lender, endorsed or accompanied by such instruments of assignment as Lender may reasonably require, and stamping or otherwise marking, in such manner as Lender may reasonably require, any and all chattel paper, instruments, letters and advices of credit and documents.

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         d.       It hereby  authorizes  Lender,  at its option but  without any obligation so to do, to file financing and continuation statements and amendments to financing statements, naming Obligor as debtor, with respect to any of the Collateral, without the signature of Obligor.

3.       OBLIGOR  COVENANTS  RELATING  TO  COLLATERAL.  As  long  as  any of the
         Obligations remain outstanding, the Obligor covenants and agrees with the Lender that:

         a. It shall: (i) be the sole owner of each and every item of Collateral, (ii) defend the Collateral against the claims and demands of all persons, (iii) in the case of tangible property constituting part of the Collateral, (A) properly maintain and keep in good order and repair such property and (B) keep such property fully insured with responsible companies against such risks as such Collateral may normally be subject to under policies containing loss payable clauses naming Lender as loss payee as its interest may appear, and providing that all proceeds thereof shall be payable to Lender. Such policy and loss payable clause may not be cancelled or amended except upon ten days' prior written notice to Lender;

         b.       It will comply with the requirements of all leases,  mortgages
                  and  other   instruments   relating  to  premises   where  any
                  Collateral is located;

         c. Except in the ordinary course of business, Obligor will not sell or otherwise dispose of (i) any of its accounts, except for purposes of collection, (ii) any of its inventory, or
                  (iii) any of its equipment, except equipment no longer useful in the operation of Obligor's business; and

         d. It will give Lender prompt notice of (i) any change in (A) its name, identity or corporate structure, (B) its state of incorporation or the location of its chief executive office or any other place of business, or (C) the location of its books and records concerning any of the Collateral, (ii) the location of each new place of business opened by Obligor,
                  (iii)  each  new  location  of any  Collateral,  and  (iv) any substantial loss or depreciation in the value of any of the Collateral, and will provide Lender with such other information as to the Collateral as Lender may request.

4.       LENDER  COVENANTS  RELATING  TO   COLLATERAL.    The  Lender  covenants
                  and agrees with the Obligor that in the event the Obligor requires accounts receivable to secure an accounts receivable line of credit, the Lender shall (i) release its Lien on accounts receivable to permit Obligor to secure an accounts receivable line of credit, such line of credit in an amount not to exceed 50% of the accounts receivable eligible to be financed thereunder and (ii) release its Lien on accounts receivable to permit Obligor to secure an accounts receivable line of credit, such line of credit in an amount in excess of fifty percent (50%) of the accounts receivable eligible to be financed thereunder so long as such excess is used to prepay the Note pursuant to the Optional Prepayment (as defined in the Note) provisions thereof

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5.      PARENT  COVENANTS  RELATING   TO   COLLATERAL.    The  Parent  covenants
                  and agrees with the Lender that as long as any of the Obligations remain outstanding, if Parent is not registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, the Parent shall enter into an agreement with the Lender granting the Lender an unsecured guarantee of the Note.

6.       PRE-EVENT OF DEFAULT RIGHTS.

         a. At any time and from time to time: (i) Lender may and is hereby authorized to transfer into or register in the name of itself or its nominee any instruments or documents that constitute a part of the Collateral without notice to Obligor; and (ii) Obligor will: (A) permit representatives of Lender during normal business hours to inspect its premises and books and records pertaining to the Collateral and make extracts from such books and records; and (B) upon request, enter into warehousing, lock box or other custodial arrangements satisfactory to Lender.

         b. Should Lender at any time and for any reason deem itself to be insecure or the risk of non-payment or non-performance of any of the Obligations increased: (i) Lender may, without notice to Obligor: (A) notify account debtors and all other persons against whom Obligor has claims or rights of Lender's rights hereunder, collect all amounts payable with respect to such accounts, claims and rights directly and apply such collections to the repayment of the Obligations in such order as it may elect; (B) in its own or Obligor's name, demand, sue for, collect or receive any money or property payable or receivable on account of or in exchange for, make any compromise or settlement with respect to, or modify any of the terms of any of, the Collateral as Lender may in its sole discretion elect; (C) receive and open mail addressed to Obligor and change the address for delivery of Obligor's mail to an address designated by Lender and notify the postal authorities of any such change; (D) in the name and on behalf of Obligor, endorse instruments and other evidences of payment; (E) appropriate and hold, or apply (directly or by way of set-off) to the payment of the Obligations (whether or not then due), all money of Obligor then or thereafter in possession of Lender, the balance of every deposit account (demand or time, matured or unmatured) of Obligor then or thereafter with Lender and every other claim of Obligor then or thereafter against Lender; and (F) with respect to any securities constituting part of the Collateral, in its own or Obligor's name, exercise any and all powers with respect thereto with the same force and effect as could Obligor; and
                  (ii) Obligor will, upon request of Lender: (A) receive and hold all proceeds of Collateral in trust for Lender and not commingle any collections with any of its other funds; (B) immediately deliver such collections to Lender in the identical form received; and (C) deliver to Lender additional property as security for, or make one or more payments on account of, the Obligations in an amount satisfactory to Lender.

         c. Lender may obtain the appointment of a receiver of any or all of the Collateral and Obligor consents to and waives any right to notice of such appointment.

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7.       EVENTS OF DEFAULT.  Each of the  following  events shall  constitute an
         Event of Default hereunder:

         a. if the Obligor fails to pay any principal of or interest on the Note when the same shall become due and payable;

         b. if the Obligor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors;

         c. if any proceeding is instituted by or against the Obligor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or for any substantial part of its property (and, in the case of any such proceeding instituted against the Obligor, should the same remain undismissed, unstayed or unbonded for a period of 120 days), or should the Obligor take corporate action to authorize any of the actions set forth in this clause (c);

         d.       if the Obligor is liquidated or dissolved;

         e. if default by the Obligor shall be made in the due observance or performance of any other covenant, condition or agreement on the part of the Obligor to be observed or performed pursuant to the terms hereof or to the terms of the Note; f. if any representation, warranty, certification or statement made by or on behalf of the Obligor in this Security Agreement or the Note, or in any certificate or other document delivered pursuant thereto, shall have been incorrect in any material respect when made, unless the same is capable of being cured or corrected and is promptly cured or corrected as soon as the Borrower has received notification in writing by the Lender and prior to being cured or corrected does not have a material adverse effect on the Obligor;

         g. if the Obligor shall: (i) fail to pay any indebtedness the aggregate outstanding principal amount of which is in excess of $300,000, including but not limited to indebtedness for borrowed money (other than the payment obligations relating to payments made pursuant to the terms of the Note) of the Obligor, as the case may be, or any interest or premium thereon, when due and such failure shall continue after any applicable grace period; or (ii) fail to perform or observe, and such failure shall continue after any applicable grace period, any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness the aggregate outstanding principal amount of which as to any or all of the Company is in excess of $300,000, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice

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                  or passage of time, or both, the maturity of such indebtedness and such indebtedness is so accelerated; or (iii) permit any such indebtedness, the aggregate outstanding principal amount of which is in excess of $300,000, to have been declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

         h. if one or more final judgments with no right of appeal for the payment of money in an aggregate amount in excess of $300,000 (to the extent not covered by insurance) shall be rendered against the Company and such judgments remain undischarged for thirty (30) days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Company to enforce any such judgment.


8. POST-EVENT OF DEFAULT RIGHTS. Upon the occurrence of an Event of Default and at any time or from time to time thereafter:

         a. Upon the occurrence of any Event of Default under clauses 5.c. or 5.d. above, then all outstanding principal under the Note and interest thereon shall, without notice, demand or any other action on the part of the Lender, become immediately due and payable. Upon the occurrence of any other Event of Default, then at the Lender's option, by written notice to the Obligor, all outstanding principal under the Note and interest thereon shall become immediately due and payable; PROVIDED, HOWEVER, that -------- ------- prior to all outstanding principal under the Note and interest thereon becoming due and payable the Obligor must have received written notice of the Event of Default from the Lender; PROVIDED, FURTHER, that upon the occurrence of any Event of Default under -------- -------
                  (I) clause 5.a. such Event of Default shall not have been cured for a period of 5 days after receipt of such notice by the Obligor and (II) clauses 5.e., 5.f., 5.g. and 5.h. such Event of Default shall not have been cured for a period of 30 days after receipt of such notice by the Obligor.

         b. Subject to Section 7(a) hereof, Lender may exercise all other rights to which it is entitled hereunder, including but not limited to those specified in section 4 hereof; and

         c. Subject to Section 7(a) hereof, Obligor shall, upon request of Lender, assemble the Collateral and maintain or deliver it into the possession of Lender at such place or places as Lender may designate and as are reasonably convenient to both Lender and Obligor.

9. GENERAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Obligor hereby represents, warrants and agrees that:

         a. The execution, delivery and performance of this Security Agreement are within its powers, corporate or otherwise, have been duly authorized by all required action and do not and will not contravene any law or any agreement or undertaking to


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                  which  it is a party or by which it may in any way be bound or its certificate of incorporation or by-laws;

         b. Except for any liens granted to the Lender pursuant to this Agreement and except for Permitted Liens (as defined below),
                  (i) the Obligor is the owner of the Collateral and (ii) all such Collateral is owned free and clear of any and all liens.

         c. Appropriate financing statements have been or are concurrently herewith being filed by the Obligor in the jurisdictions on Schedule B hereto, and upon such filing (which all such filings and other related documents, have been or are concurrently being delivered to the Lender in completed and executed form), the security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Lender, in the Collateral for which perfection is governed by the UCC . Such security interest will be prior to all other liens on the Collateral except for liens which have priority over the Lender's lien by operation of law and any Permitted Liens existing as of the date hereof.

         d. On the date hereof, the Obligor's jurisdiction of organization and the location of the Obligor's chief executive office or sole place of business is specified on Schedule C.

         e. On the date hereof, the Collateral (other than Collateral in transit) are kept at the locations listed on Schedule D hereto.

         f. The exact legal name of the Obligor is as set forth on page one hereof. Except as set forth on Schedule E hereto, the Obligor has no trade names, fictitious names or other names except its legal name, and does not operate in any jurisdiction under, and has not had or operated in any jurisdiction within the five-year period preceding the date hereof under, any trade name, fictitious name or other name other than its legal name.

         g. To the Obligor's actual knowledge, the representations and warranties made by the Obligor in this Agreement and the documents and certificates furnished to the Lender by the Obligor in connection therewith, taken as a whole, do not contain any untrue statement of a material fact or to the Obligor's actual knowledge omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

         h. Obligor will furnish Lender with all information concerning its business and financial condition as Lender may request.

         i. Schedule F accurately sets forth the Obligor's organizational identification number or, if applicable, accurately states that the Obligor has no organizational identification number.

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10.      EXPENSES OF OBLIGOR'S  DUTIES;  LENDER'S  RIGHT TO PERFORM ON OBLIGOR'S
         BEHALF; LENDER'S EXPENSES AND INDEMNIFICATION.

         a. Obligor's agreements and duties hereunder shall be performed by it at its sole cost and expense.

         b. If Obligor shall fail to do any act or thing which it has covenanted to do hereunder, Lender may (but shall not be obligated to) do the same or cause it to be done, either in its name or in the name and on behalf of Obligor and Obligor hereby irrevocably authorizes Lender so to act.

         c. Obligor agrees to reimburse Lender for all reasonable costs and expenses, including reasonable attorney's fees and disbursements, incurred, and to indemnify and hold Lender harmless from and against all losses suffered, by Lender in connection with (i) Lender's exercise of any right or remedy granted to it hereunder, (ii) any claim and the prosecution or defense thereof arising out of or in any way connected with this Security Agreement, and (iii) the collection or enforcement of the Obligations.

         d.       Amounts   payable  by  Obligor  under  this  Section  8  shall
                  constitute Obligations which shall be payable on demand.

11.      NO WAIVERS OF RIGHTS HEREUNDER; RIGHTS CUMULATIVE.

         a. No delay by Lender in exercising any right hereunder, or under any of the other Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver or amendment of any provision of this Security Agreement or of any of the other Obligations shall be enforceable against either Obligor or Lender unless in writing and signed by Obligor and Lender, and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived.

         b. All rights granted Lender hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to Lender with respect to the other Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

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12.      ASSIGNMENT;  PARTICIPATIONS.  Lender  may not  assign any or all of the
         Obligations or transfer therewith any or all of the Collateral therefor without the prior written consent of the Obligor, which consent shall not be unreasonably withheld. Upon such transfer, Lender shall be released from all responsibility for the Collateral so transferred. The Obligor may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

13.      CONTINUING AGREEMENT; TERMINATION.

         a. This Security Agreement shall be a continuing agreement and shall apply to all future Obligations, notwithstanding that at any particular time all of the Obligations then outstanding shall have been paid in full.

         b. This Security Agreement shall continue in full force and effect until written notice of termination shall have been received by Lender at its address stated below, but, notwithstanding any such notice, this Security Agreement shall continue in full force and effect until all Obligations then outstanding (whether absolute or contingent) shall have been paid in full and all rights of Lender hereunder shall have been satisfied or other arrangements for the securing of such rights satisfactory to Lender shall have been made. Upon receipt of any such notice, Lender shall have no obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of Obligor, anything in any other agreement to the contrary notwithstanding. Upon the irrevocable payment in full in cash of the Obligations, the security interest granted hereby shall terminate as to all Collateral and all such Collateral shall revert to Obligor. Upon any termination of this Security Agreement, the Lender shall return to the Obligor such of the Collateral in its possession as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to Obligor such documents as it shall reasonably request to evidence such termination, including without limitation one or more releases of the security interest granted hereby (which releases shall be in proper form for filing by Obligor in all necessary locations).

14.      GOVERNING LAW; JURISDICTION; CERTAIN WAIVERS.

         a. This Security Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York, and Lender shall have the rights and remedies of a secured party under applicable law, including but not limited to the Uniform Commercial Code of New York.

         b. Obligor agrees that all actions and proceedings relating directly or indirectly to this Security Agreement or any other Obligations shall be litigated in courts located in the State of New York or elsewhere as Lender may select and that such courts are convenient forums and submits to the personal jurisdiction of such courts.

         c. Obligor waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, directed to Obligor at its address last specified for notices hereunder, and service so made shall be deemed completed two days after the same shall have been so mailed.

         d. Obligor waives the right to a trial by jury in any action or proceeding between it and Lender and waives the right to assert in any action or proceeding with regard to this Security Agreement or any of the Obligations any offsets or counterclaims which it may have.

         e. Lender shall not be required to take any steps necessary to preserve rights against prior parties.

15.      DEFINITIONS.  As used herein:

         a. All terms defined in Article 1 or 9 of the New York Uniform Commercial Code as in effect on the date of this Security Agreement (other than the term "Collateral") are used herein with the meanings therein given; such terms include but are not limited to "account," "chattel paper," "deposit account," "document," "equipment," "general intangibles," "goods," "instrument," "inventory," "money" and "security interest."

         b.       The following terms shall have the indicated meanings:

                  "PERMITTED LIENS" shall mean (i) the lien of any real estate mortgage in effect on the date of this Security Agreement to the extent that it is at any time a lien on any Collateral that constitutes a "fixture"; (ii) liens for taxes not yet due; (iii) other liens incurred in the ordinary course of business that do not (A) arise under the Employee Retirement Income Security Act of 1974 or (B) secure obligations which are due and payable or obligations for borrowed money; (iv) easements, rights-of-way and other similar encumbrances on real property which do not interfere with the ordinary conduct of the business of the Obligor; (v) a first priority lien in accounts receivable to secure an accounts receivable line of credit, such line of credit in an amount not to exceed 50% of the accounts receivable eligible to be financed thereunder;
                  (vi) a first priority lien in accounts receivable to secure an accounts receivable line of credit, such line of credit in an amount in excess of fifty percent (50%) of the accounts receivable eligible to be financed thereunder so long as such excess is used to prepay the Note pursuant to the Optional Prepayment (as defined in the Note) provisions thereof; and
                  (vii) liens consented to by Lender in writing.

         c. The words "it" or "its" as used herein shall be deemed to refer to individuals and to business entities.

16.      NOTICES.

         Any notice or request hereunder may be given to Obligor or to Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder may be given by, in the case of notices or requests to Obligor, mail, telex or telegram, or by telephone subsequently confirmed by mail, telex or telegram, and, in the case of notices to Lender, registered mail, return receipt requested, or by telex or telegram, subsequently confirmed by such registered mail. Notices and requests to Obligor shall, in the case of those by mail, telex or telegram, be deemed to have been given when deposited in the mail, first-class postage prepaid, or delivered to the telegraph office or telex operator, addressed as provided in this Section, and in the case of those by telephone, when so communicated to Obligor; notices to Lender shall be deemed to have been given only when actually received by Lender at its address determined as provided in this Section. Any requirement under applicable law of reasonable notice by Lender to Obligor of any event shall be met if notice is given to Obligor in the manner prescribed above at least seven days before (a) the date of such event or (b) the date after which such event will occur.

17.      GENERAL.

         a. This Security Agreement shall be binding upon the assigns or successors of the undersigned Obligor and shall inure to the benefit of and be enforceable by Lender, its successors, transferees and assigns.

         b. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.




DATED, IN NY, NY ____________   ; August 28th , 2001
--------------------------------

eCom Capital, Inc.


/S/ SPENCER L. BROWN
------------------------------------
By: Spencer L. Brown
Title: Snr. V.P./ Sect


DATED, IN NEW YORK __________   ; August 28, 2001
--------------------------------


Change Technology Partners Inc.


/S/ WILLIAM AVERY
------------------------------------
By: William Avery
Title: CEO


DATED, IN NEW YORK, NY ________ ; August 28, 2001
-------------------------------

Franklin Capital Corporation
(Agreed to solely with respect to Section 5)

/S/ STEPHEN L. BROWN
------------------------------------
By: Stephen L. Brown
Title: Chairman